Exhibit 4.1
                             [FRONT OF CERTIFICATE]

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       NUMBER                                                    SHARES
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               INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

                            O2 SECURE WIRELESS, INC.
           AUTHORIZED 50,000,000 SHARES OF COMMON STOCK, NO PAR VALUE

THIS CERTIFIES THAT ___________________ is the registered holder of ________ Shares OF THE COMMON STOCK OF O2 SECURE WIRELESS, INC., WHICH IS FULLY PAID AND NON-ASSESSABLE transferable only on the books of the Corporation by holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed

      this __________ day                      of _____________ A.D. ______



     ________________________        [SEAL]         _________________________
            PRESIDENT                                       SECRETARY
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                              [BACK OF CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations.

TEN COM -- as tenants in common             UNIF GIFT MIN ACT  -- __Custodian __
TEN ENT -- as tenants by the entireties                        (Cust)   (Minor)
JT TEN  -- as joint tenants with right of          under Uniform Gifts to Minors
           survivorship and not as tenants         Act __________________
           in common                                         (State)
           Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto

Please insert social security or other
Identifying number of assignee ______________________

________________________________________________________________________________
________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OR ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the share register of the within-named Corporation, with full power of substitution in the premises.


Dated,_______________                         _________________________________

                      In presence of
              _____________________________


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


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